Exhibit 99.1

News Release

Contact:
Brad Cohen
Public Relations
Quantum Corp.
(408) 944-4044
brad.cohen@quantum.com

Brinlea Johnson or Allise Furlani
Investor Relations
The Blueshirt Group
(212) 331-8424 or (212) 331-8433
brinlea@blueshirtgroup.com or allise@blueshirtgroup.com

For Release: October 29, 2015 1:15 p.m. PDT

Quantum Corporation Reports Fiscal Second Quarter 2016 Results

Scale-out Storage Growth Continues While Enterprise Market Environment
Remains Challenging

SAN JOSE, Calif. - Oct. 29, 2015 - Quantum Corp. (NYSE: QTM) today reported results for the fiscal second quarter 2016 ended Sept. 30, 2015. Total revenue was $117.0 million, in line with the preliminary results the company announced earlier this month. Quantum ended the quarter with $7.8 million of backlog sales orders, significantly higher than its typical quarterly backlog of approximately $1 million. The large backlog was due to an unusually high number of customers placing orders on the last day of the quarter, the magnitude of many of the orders and a shortage of parts available from Quantum’s disk suppliers.

The company continued to see strong demand for its scale-out storage solutions, generating $29.9 million in product and related service revenue from these solutions1. This represented a 17 percent increase over the fiscal second quarter 2015 and the 17th consecutive quarter of year-over-year growth. Including scale-out storage backlog orders of $4.1 million, revenue grew 33 percent year-over-year.

1All references to scale-out storage revenue in this press release include both product and related service revenue.

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Reflecting the softness in the enterprise storage market generally, Quantum also reported the following results:

•	Disk backup systems and related service revenue was $18.2 million, with backlog orders totaling an additional $1.6 million.

•
Total tape automation and related service revenue was $48.7 million, consisting of $38.0 million in branded revenue and $10.7 million in OEM revenue, with backlog orders totaling an additional $1.5 million ($1.2 million branded and $300,000 OEM).

•	Devices and media revenue was $11.5 million.

•	Royalty revenue was $8.7 million.

•	GAAP net loss for the quarter was $11.2 million, or $0.04 per diluted share, and non-GAAP net loss was $7.4 million, or $0.03 per diluted share.

•	Quantum generated $11.2 million in cash from operations and ended the quarter with $65.3 million in cash and cash equivalents.

“As other companies have reported, the overall market environment in the quarter was challenging, which was most apparent in the data protection line of our business,” said Jon Gacek, president and CEO of Quantum. “However, our data protection revenue increased sequentially, with higher sales of both disk and tape products.

“In our scale-out storage solutions line, with backlog orders included, we grew revenue 33 percent over the comparable quarter a year ago. In addition, our scale-out storage run-rate revenue from deals below $1 million - including backlog orders - grew 90 percent in the first half of fiscal 2016 compared to the same period a year ago, demonstrating the strength of our solutions and market opportunity. In the second half of the year, we are focused on further growing scale-out run-rate revenue and closing an increasing rate of large deals to achieve our overall scale-out storage growth target of 50 percent for the full year. While large deals have been impacted by current market conditions and longer sales cycles, we believe we can close more of these deals moving forward, as we did last year.

“Another key focus for Quantum is driving non-GAAP profitability, and we will manage our spending and investments accordingly to achieve the right balance across our financial objectives.”

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Fiscal Third Quarter 2016 Outlook
Based on current market conditions, including tape media pricing dynamics and the challenge in forecasting large deals given their complexity and long sales cycles, Quantum provided the following guidance for the fiscal third quarter:

•	Revenue of $130 million to $140 million.

•	GAAP and non-GAAP gross margin of approximately 42-43 percent.

•	GAAP and non-GAAP operating expenses of approximately $51 million to $53 million and $48 million to $50 million, respectively.

•	Interest expense of $1.4 million and taxes of $400,000.

•	GAAP and non-GAAP earnings per share of $0.01 to $0.02 and $0.02 to $0.03, respectively.

Fiscal Second Quarter 2016 Business Highlights

•
Quantum continued to gain traction in scale-out storage markets and use cases beyond media and entertainment. In video surveillance, sales grew more than 200 percent year-over-year; the company completed certification with another of the top five VMS providers; and it finalized a global distribution agreement with one of the world’s largest security-focused distributors. Scale-out storage revenue from technical applications (e.g., genomics, oil and gas, geospatial use cases and intelligence) increased 140 percent year-over-year and 200 percent with backlog included. Key wins included a $700,000 intelligence deal, a $480,000 seismic analysis-related sale to one of the world’s top oil companies and a $170,000 deal at a leading provider of data management solutions for oil and gas customers that is building its new private cloud storage offering on Quantum’s StorNext® platform, including Lattus® object storage and StorNext AEL tape archive.

•
The company continued to see scale-out storage momentum in corporate video. Product revenue increased 14 percent year-over-year, with backlog orders included, and one of the top sales wins was a follow-on deal of nearly $1 million at a global consumer electronics company.

•
Building on its leadership in tape automation, Quantum announced significant new enhancements to its Scalar i6000 tape library, doubling drive density to provide the most compact LTO storage footprint in the enterprise market, adding unique RESTful web services management capabilities and offering 80 PLUS® certified power supplies for the most efficient power usage available.

•
The company established a new partnership with Veeam to maximize data availability for virtual environments. Leveraging Veeam Backup & Replication software and DXi®, customers can restore files in just seconds and virtual machines in minutes, while reducing both on-premise and disaster recovery site storage costs compared to traditional backup applications. This combination also shortens backup windows and dramatically simplifies VM backups.

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•
Revenue generated from sales of Quantum’s DXi4700 deduplication appliance grew 39 percent year-over-year and 144 percent sequentially. In addition, the DXi6900 was named “Disk Based Product of the Year: Enterprise” at The Storage Awards 2015.

Conference Call and Audio Webcast Notification
Quantum will hold a conference call today, Oct. 29, 2015, at 2:00 p.m. PDT to discuss its fiscal second quarter results. Press and industry analysts are invited to attend in listen-only mode.
Dial-in number: 719-457-2689 (U.S. and International); access code: 532638
Replay number: 719-457-0820 (U.S. and International); access code: 532638
Replay expiration: Tuesday, Nov. 3, 2015, at 5:00 p.m. PST
Webcast site: www.quantum.com/investors

About Quantum

Quantum is a leading expert in scale-out storage, archive and data protection, providing solutions for capturing, sharing and preserving digital assets over the entire data lifecycle. From small businesses to major enterprises, more than 100,000 customers have trusted Quantum to address their most demanding data workflow challenges. With Quantum, customers can Be Certain™ they have the end-to-end storage foundation to maximize the value of their data by making it accessible whenever and wherever needed, retaining it indefinitely and reducing total cost and complexity. See how at www.quantum.com/customerstories.

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Quantum, the Quantum logo, Be Certain, StorNext, Lattus, Scalar and DXi are either registered trademarks or trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

“Safe Harbor” Statement: This press release contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Specifically, but without limitation, statements relating to: 1) our focuses for the second half of this fiscal year; ii) our overall scale-out storage growth target of 50 percent for the full year; and iii) all of our statements under the heading “Fiscal Third Quarter 2016 Outlook” are forward-looking statements within the meaning of the Safe Harbor. All forward-looking statements in this press release are based on information available to Quantum on the date hereof. These statements involve known and unknown risks, uncertainties and other factors that may cause Quantum’s actual results to differ materially from those implied by the forward-looking statements. More detailed information about these risk factors are set forth in Quantum’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in Quantum’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 13, 2015 and in Quantum’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 12, 2015. Quantum expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Use of Non-GAAP Financial Measures

Quantum believes that the non-GAAP financial measures disclosed above provide useful and supplemental information to investors regarding its quarterly financial performance. Quantum management and Board of Directors use these non-GAAP financial measures internally to understand, manage and evaluate the company’s business results and make operating decisions. For instance, Quantum management often makes decisions regarding staffing, future management priorities and how the company will direct future operating expenses on the basis of non-GAAP financial measures. In addition, compensation of our employees is based in part on the performance of our business based on non-GAAP operating income.

The non-GAAP financial measures used in this press release exclude the impact of the items below for the following reasons:

Amortization of Intangible Assets
This includes acquired intangibles such as purchased technology and customer relationships in connection with prior acquisitions. These expenses are not factored into management’s evaluation of potential acquisitions or Quantum’s performance after completion of the acquisitions because they are not related to Quantum’s core operating performance. In addition, the frequency and amount of such charges can vary significantly based on the size and timing of acquisitions and the maturities of the businesses being acquired. Excluding acquisition-related charges from non-GAAP measures provides investors with a basis to compare Quantum against the performance of other companies without the variability caused by purchase accounting.

Share-Based Compensation Expense
Share-based compensation expense relates primarily to equity awards such as stock options and restricted stock units. Share-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond Quantum’s control. Management believes that non-GAAP measures adjusted for share-based compensation provide investors with a basis to measure Quantum’s core performance against the performance of other companies without the variability created by share-based compensation as a result of the variety of equity awards used by other companies and the varying methodologies and assumptions used.

Restructuring Charges
Restructuring charges primarily relate to expenses associated with changes to Quantum’s operating structure. Restructuring charges are excluded from non-GAAP financial measures because they are not considered core operating activities. Although Quantum has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. Management believes that it is appropriate to exclude restructuring charges from Quantum’s non-GAAP financial measures, as it enhances the ability of investors to compare Quantum’s period-over-period operating results from continuing operations.

Outsourcing Transition Costs
Outsourcing transition costs are expenses attributable to transitioning our manufacturing to an outsourced model. These costs are excluded from non-GAAP financial measures because they are not considered core operating activities and management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Proxy Contest and Related Costs
Proxy contest and related costs are expenses incurred to respond to activities and inquiries of Starboard Value LP, including their proxy solicitation. The Company has not incurred significant expenses in connection with such matters in historical periods and these costs are not considered core operating activities. Management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Crossroads Patent Litigation Costs
Crossroads patent litigation costs are expenses incurred to defend ourselves and perform other activities related to a patent infringement lawsuit filed by Crossroads Systems, Inc. These costs are excluded from non-GAAP financial measures because they are not considered core operating activities, and management believes that it is appropriate to exclude these costs in order to provide investors the ability to compare Quantum’s period-over-period operating results from continuing operations.

Acquisition Expenses
The acquisition expenses were those expenses incurred to acquire Symform, Inc. (“Symform”) and are not part of Quantum’s future core operations.

Symform Expenses, Net
Quantum acquired a cloud storage services platform from Symform in July 2014. Symform revenue comprises revenue generated from the Symform cloud storage services platform. Symform expenses consist of costs related to running, maintaining and further developing the Symform cloud storage services platform as well as the costs of integrating Symform into Quantum’s business. Management believed that it was appropriate to exclude these amounts in fiscal 2015 in order to provide investors with a view of Quantum’s results consistent with how management viewed and ran the business. Beginning fiscal 2016, Symform has been fully integrated into our core operations and therefore, Symform revenue and expenses are no longer excluded from our results.

Loss on Debt Extinguishment
The loss on debt extinguishment relates to a specific debt repurchase action undertaken in October 2015. The loss is excluded from non-GAAP financial measures because it is not considered a core operating activity and management believes that it is appropriate to exclude the loss in order to provide investors the ability to compare Quantum’s period-over-period results from continuing operations.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material impact on the company’s reported financial results and, therefore, should not be relied upon as the sole financial measures to evaluate the company. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables accompanying this press release.

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30, 2015	March 31, 2015*
Assets
Current assets:
Cash and cash equivalents	$46,229	$67,948
Restricted cash	19,042	2,621
Accounts receivable	92,263	124,159
Manufacturing inventories	37,992	50,274
Service parts inventories	23,267	24,640
Other current assets	12,091	11,942
Total current assets	230,884	281,584
Long-term assets:
Property and equipment	14,697	14,653
Intangible assets	546	731
Goodwill	55,613	55,613
Other long-term assets	3,645	4,577
Total long-term assets	74,501	75,574
	$305,385	$357,158
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$56,707	$54,367
Accrued warranty	3,473	4,219
Deferred revenue, current	85,310	95,899
Accrued restructuring charges, current	1,868	3,855
Convertible subordinated debt, current	17,540	83,345
Accrued compensation	24,585	35,414
Other accrued liabilities	14,216	20,740
Total current liabilities	203,699	297,839
Long-term liabilities:
Deferred revenue, long-term	33,692	39,532
Accrued restructuring charges, long-term	961	991
Convertible subordinated debt, long-term	135,140	68,793
Other long-term liabilities	10,352	10,441
Total long-term liabilities	180,145	119,757
Stockholders' deficit	(78,459)	(60,438)
	$305,385	$357,158

* Derived from the March 31, 2015 audited Consolidated Financial Statements.

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Revenue:
Product	$71,057	$85,216	$133,776	$165,410
Service	37,247	39,157	75,186	77,657
Royalty	8,721	10,733	18,919	20,167
Total revenue	117,025	135,106	227,881	263,234
Cost of revenue:
Product	53,073	55,593	100,037	110,501
Service	17,635	17,584	34,562	35,278
Total cost of revenue	70,708	73,177	134,599	145,779
Gross margin	46,317	61,929	93,282	117,455
Operating expenses:
Research and development	13,370	15,157	26,693	29,711
Sales and marketing	28,043	28,218	55,648	55,923
General and administrative	14,136	14,085	28,122	28,456
Restructuring charges	387	624	645	1,489
Total operating expenses	55,936	58,084	111,108	115,579
Gain on sale of assets	—	—	—	462
Income (loss) from operations	(9,619)	3,845	(17,826)	2,338
Other income and expense	714	215	428	90
Interest expense	(1,975)	(2,456)	(3,898)	(4,900)
Income (loss) before income taxes	(10,880)	1,604	(21,296)	(2,472)
Income tax provision	347	356	686	604
Net income (loss)	$(11,227)	$1,248	$(21,982)	$(3,076)

Basic and diluted net income (loss) per share	$(0.04)	$0.00	$(0.08)	$(0.01)

Weighted average shares:
Basic	263,058	254,760	260,766	252,724
Diluted	263,058	257,579	260,766	252,724

Included in the above Statements of Operations:
Amortization of intangibles:
Cost of revenue	$48	$215	$185	$593
Sales and marketing	—	928	—	2,784
	48	1,143	185	3,377
Share-based compensation:
Cost of revenue	331	333	693	747
Research and development	492	603	1,041	1,383
Sales and marketing	839	887	1,709	1,797
General and administrative	785	846	1,657	1,810
	2,447	2,669	5,100	5,737
Outsourcing transition costs:
Cost of sales	—	—	—	126
	—	—	—	126
Proxy contest and related costs:
General and administrative	—	659	—	847
	—	659	—	847
Crossroads patent litigation costs:
General and administrative	919	197	1,640	419
	919	197	1,640	419
Acquisition expenses:
General and administrative	—	4	—	4
	—	4	—	4
Symform expenses, net:
Cost of revenue	—	20	—	20
Research and development	—	110	—	110
Sales and marketing	—	91	—	91
	$—	$221	$—	$221

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QUANTUM CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	September 30, 2015	September 30, 2014
Cash flows from operating activities:
Net loss	$(21,982)	$(3,076)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	3,361	4,272
Amortization of intangible assets	185	3,377
Amortization of debt issuance costs	648	829
Service parts lower of cost or market adjustment	3,050	2,007
Gain on sale of assets	—	(462)
Deferred income taxes	35	(50)
Share-based compensation	5,100	5,737
Changes in assets and liabilities, net of effect of acquisition:
Accounts receivable	31,896	8,723
Manufacturing inventories	10,050	(3,213)
Service parts inventories	(526)	(687)
Accounts payable	1,624	390
Accrued warranty	(746)	(826)
Deferred revenue	(16,429)	(11,867)
Accrued restructuring charges	(2,017)	(1,393)
Accrued compensation	(10,871)	2,151
Other assets and liabilities	(5,723)	2,639
Net cash provided by (used in) operating activities	(2,345)	8,551
Cash flows from investing activities:
Purchases of property and equipment	(1,611)	(1,912)
Proceeds from sale of assets	—	462
Change in restricted cash	(110)	(69)
Return of principal from other investments	—	104
Payment for business acquisition, net of cash acquired	—	(517)
Net cash used in investing activities	(1,721)	(1,932)
Cash flows from financing activities:
Restricted cash to repay convertible subordinated debt	(16,280)	—
Payment of taxes due upon vesting of restricted stock	(3,101)	(2,187)
Proceeds from issuance of common stock	1,740	1,533
Net cash used in financing activities	(17,641)	(654)
Effect of exchange rate changes on cash and cash equivalents	(12)	(59)
Net increase (decrease) in cash and cash equivalents	(21,719)	5,906
Cash and cash equivalents at beginning of period	67,948	99,125
Cash and cash equivalents at end of period	$46,229	$105,031

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QUANTUM CORPORATION
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2015
	Gross Margin	Gross Margin Rate	Loss From Operations	Operating Margin	Net Loss	Per Share Net Loss, Basic	Per Share Net Loss, Diluted
GAAP	$46,317	39.6%	$(9,619)	(8.2)%	$(11,227)	$(0.04)	$(0.04)
Non-GAAP Reconciling Items:
Amortization of intangibles	48		48		48
Share-based compensation	331		2,447		2,447
Restructuring charges	—		387		387
Crossroads patent litigation costs	—		919		919
Non-GAAP	$46,696	39.9%	$(5,818)	(5.0)%	$(7,426)	$(0.03)	$(0.03)

Computation of basic and diluted net loss per share:						GAAP	Non-GAAP
Net loss						$(11,227)	$(7,426)

Weighted average shares:
Basic and diluted						263,058	263,058

	Six Months Ended September 30, 2015
	Gross Margin	Gross Margin Rate	Loss From Operations	Operating Margin	Net Loss	Per Share Net Loss, Basic	Per Share Net Loss, Diluted
GAAP	$93,282	40.9%	$(17,826)	(7.8)%	$(21,982)	$(0.08)	$(0.08)
Non-GAAP Reconciling Items:
Amortization of intangibles	185		185		185
Share-based compensation	693		5,100		5,100
Restructuring charges	—		645		645
Crossroads patent litigation costs	—		1,640		1,640
Non-GAAP	$94,160	41.3%	$(10,256)	(4.5)%	$(14,412)	$(0.06)	$(0.06)

Computation of basic and diluted net loss per share:						GAAP	Non-GAAP
Net loss						$(21,982)	$(14,412)

Weighted average shares:
Basic and diluted						260,766	260,766

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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QUANTUM CORPORATION
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30, 2014
	Gross Margin	Gross Margin Rate	Income From Operations	Operating Margin	Net Income	Per Share Net Income, Basic	Per Share Net Income, Diluted
GAAP	$61,929	45.8%	$3,845	2.8%	$1,248	$0.00	$0.00
Non-GAAP Reconciling Items:
Amortization of intangibles	215		1,143		1,143
Share-based compensation	333		2,669		2,669
Restructuring charges	—		624		624
Proxy contest and related costs	—		659		659
Crossroads patent litigation costs	—		197		197
Acquisition expenses	—		4		4
Symform expenses, net	20		221		221
Non-GAAP	$62,497	46.3%	$9,362	6.9%	$6,765	$0.03	$0.03

Computation of basic and diluted net income per share:						GAAP	Non-GAAP
Net income						$1,248	$6,765
Interest of dilutive convertible notes						—	902
Income for purposes of computing income per diluted share						$1,248	$7,667

Weighted average shares:
Basic						254,760	254,760
Dilutive shares from stock plans						2,819	2,819
Dilutive shares from convertible notes						—	42,502
Diluted						257,579	300,081

	Six Months Ended September 30, 2014
	Gross Margin	Gross Margin Rate	Income From Operations	Operating Margin	Net Income (Loss)	Per Share Net Income (Loss), Basic	Per Share Net Income (Loss), Diluted
GAAP	$117,455	44.6%	$2,338	0.9%	$(3,076)	$(0.01)	$(0.01)
Non-GAAP Reconciling Items:
Amortization of intangibles	593		3,377		3,377
Share-based compensation	747		5,737		5,737
Restructuring charges	—		1,489		1,489
Outsourcing transition costs	126		126		126
Proxy contest and related costs	—		847		847
Crossroads patent litigation costs	—		419		419
Acquisition expenses	—		4		4
Symform expenses, net	20		221		221
Non-GAAP	$118,941	45.2%	$14,558	5.5%	$9,144	$0.04	$0.04

Computation of basic and diluted net income (loss) per share:						GAAP	Non-GAAP
Net income (loss)						$(3,076)	$9,144

Weighted average shares:
Basic						252,724	252,724
Dilutive shares from stock plans						—	2,878
Diluted						252,724	255,602

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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QUANTUM CORPORATION
SECOND QUARTER FISCAL 2016
SELECTED RESULTS INCLUDING SCALE-OUT STORAGE REVENUE BACKLOG
(In thousands)
(Unaudited)

	Three Months Ended
	September 30, 2015			September 30, 2014	Change	% Change
	As reported	Backlog	Including backlog

Scale-out storage solutions:
Product revenue	$24,244	$4,068	$28,312	$21,506	$6,806	32%
Product and service revenue(1)	$29,879	$4,068	$33,947	$25,479	$8,468	33%

	Six Months Ended
	September 30, 2015			September 30, 2014	Change	% Change
	As reported	Backlog	Including backlog

Scale-out storage solutions:
Product revenue	$46,743	$4,068	$50,811	$36,258	$14,553	40%
Product and service revenue(1)	$57,663	$4,068	$61,731	$43,554	$18,177	42%

(1) Management considers product and service revenue in its evaluation of the business for decision making and to compare against competitors. Total product and service revenue less total product revenue equals service revenue in our GAAP results.

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QUANTUM CORPORATION
FORECAST THIRD QUARTER FISCAL 2016
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Percentage Range
Forecast gross margin rate on a GAAP basis	41.7%	—	42.8%
Forecast share-based compensation	0.2%	—	0.3%
Forecast gross margin rate on a non-GAAP basis	42.0%	—	43.0%

	Dollar Range
Forecast operating expense on a GAAP basis	$50.9	—	$52.9
Forecast share-based compensation	(2.1)
Forecast Crossroads patent litigation costs	(0.8)
Forecast operating expense on a non-GAAP basis	$48.0	—	$50.0

	Dollars per Share
Forecast diluted earnings per share on a GAAP basis	$0.01	—	$0.02
Forecast share-based compensation	0.01
Forecast Crossroads patent litigation costs	0.00
Forecast loss on debt extinguishment	0.00
Forecast diluted earnings per share on a non-GAAP basis	$0.02	—	$0.03

Estimates based on current (October 29, 2015) projections.

The projected GAAP and non-GAAP financial information set forth in this table represent forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For risk factors that could impact these projections, see our Annual Report on Form 10-K as filed with the SEC on June 12, 2015. We disclaim any obligation to update information in any forward-looking statement.

The non-GAAP financial information set forth in this table is not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial information used by other companies.

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